UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 11, 2007

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31989	91-2145721
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 302-9700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01 Other Events
On January 11, 2007, the Company’s Chief Executive Officer made a presentation at the Needham Growth Conference in New York City that included discussion about the Company’s definitive agreement to acquire VitalStream Holdings, Inc. This Form 8-K is being filed for the purpose of filing a copy of the transcript of such presentation, which is attached as Exhibit 99.1, and the slide presentation, which is attached as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits

Exhibit
No.	Description

99.1	Transcript of the Company’s presentation at the Needham Growth Conference on January 11, 2007.
99.2	Slide presentation made by the Company at the Needham Growth Conference on January 11, 2007.

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Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: January 24, 2007	By:	/s/ David A.Buckel
David A. Buckel
Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1	Transcript of the Company’s presentation at the Needham Growth Conference on January 11, 2007.
99.2	Slide presentation made by the Company at the Needham Growth Conference on January 11, 2007.